Exhibit 21

Name	Jurisdiction of Incorporation
Affinity Insurance Services, Inc.	Pennsylvania
AIS Affinity Insurance Agency, Inc.	California
AIS Insurance Agency, Inc.	Washington
AIS Management LLC	California
Alexander Reinsurance Intermediaries, Inc.	New York
Allen Insurance Associates, Inc.	California
American Insurance Services Corp.	Texas
American Special Risk Insurance Company	Delaware
Aon Advisors, Inc.	Virginia
Aon Advisory Services Inc.	Delaware
Aon Aviation, Inc.	Illinois
Aon Benfield Inc.	Illinois
Aon Benfield Securities, Inc.	New York
Aon Capital A	Delaware
Aon Capital Partners, Inc.	Delaware
Aon Captive Management, Ltd.	U.S. Virgin Islands
Aon Capital Managers, LLC	Delaware
Aon Consulting & Insurance Services	California
Aon Consulting Worldwide, Inc.	Maryland
Aon Consulting, Inc.	New York
Aon Consulting, Inc. (NJ)	New Jersey
Aon Finance US 1, LLC	Delaware
Aon Finance US 2, LLC	Delaware
Aon Finance US LP	Delaware
Aon Financial & Insurance Solutions, Inc.	California
Aon Financial Products, Inc.	Delaware
Aon Global Market Solutions, Inc.	Tennessee
Aon Group, Inc.	Maryland
Aon Human Capital Services, LLC	Delaware
Aon Horizon Consultants, Inc.	New York
Aon Insurance Management Services - Virgin Islands, Inc.	U.S. Virgin Islands
Aon Insurance Managers (USA) Inc.	Vermont
Aon International Energy, Inc.	Texas
Aon International Holdings, Inc.	Maryland
Aon Investment Consulting Inc.	Florida
Aon Life Agency of Texas, Inc.	Texas
Aon PHI Acquisition Corporation of California	California
Aon Premium Finance, LLC	Delaware
Aon Private Risk Management Insurance Agency, Inc.	Illinois
Aon Private Risk Management of California Insurance Agency, Inc.	California
Aon Re Global, Inc.	Delaware

Aon Re Global Fac, Inc.	Illinois
Aon Realty Services, Inc.	Pennsylvania
Aon Recovery, Inc.	Delaware
Aon Retirement Plan Advisors, LLC	Delaware
Aon Risk Consultants, Inc.	Illinois
Aon Risk Insurance Services West, Inc.	California
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois
Aon Risk Services Central, Inc.	Illinois
Aon Risk Services Companies, Inc.	Maryland
Aon Risk Services International (Holdings) Inc.	Delaware
Aon Risk Services Northeast, Inc.	New York
Aon Risk Services South, Inc.	North Carolina
Aon Risk Services Southwest, Inc.	Texas
Aon Risk Services of Puerto Rico, Inc.	Puerto Rico
Aon Risk Services, Inc. of Florida	Florida
Aon Risk Services, Inc. of Hawaii	Hawaii
Aon Risk Services, Inc. of Maryland	Maryland
Aon Risk Services, Inc. of Massachusetts	Massachusetts
Aon Risk Services, Inc. of New Mexico	New Mexico
Aon Risk Services, Inc. of Washington	Washington
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia
Aon Risk Technologies, Inc.	Delaware
Aon Service Corporation	Illinois
Aon Services Group, Inc.	Delaware
Aon Special Risk Resources, Inc.	Delaware
Aon Trade Credit, Inc.	Illinois
Aon Underwriting Managers, Inc.	Delaware
Aon/Albert G. Ruben Company (New York) Inc.	New York
Aon/Albert G. Ruben Insurance Services, Inc.	California
AOPA Insurance Agency, Inc.	Maryland
ARM International Corp.	New York
ARM International Insurance Agency Corp.	Ohio
ARMRISK CORP.	New Jersey
Association of Rural and Small Town Americans	Missouri
Atlanta International Insurance Company	New York
Auto Insurance Specialists, LLC	California
B E P International Corp.	New Jersey
Benfield Advisory Inc.	Delaware
Benfield Corporate Risk LLC	Delaware
Benfield Finance (London) LLC	Delaware
Benfield Finance (Westport) LLC	Delaware

Benfield Grieg (Holdings) Inc.	New York
Benfield Holdings Inc.	Delaware
Benfield Inc.	Delaware
Blanch Americas Inc.	Delaware
Blanch Catastrophe Services Inc.	Delaware
Bowes & Company, Inc., of New York	New York
Cananwill Corporation	Delaware
Cananwill, Inc.	California
Cananwill, Inc.	Pennsylvania
Cananwill Premium Credit Trust	Delaware
Cananwill Receivables Purchase Facility, L.L.C.	Delaware
CICA SPE, LLC	Delaware
Citadel Insurance Company	Texas
Citadel Insurance Managers, Inc.	California
Coalition for Benefits Equality and Choice	California
Cornerstone OnDemand, Inc.	Delaware
Corporate Investigative Solutions, Inc.	New Jersey
Crawley, Warren (U.S.A) Inc.	Massachusetts
DBH Resources, Inc.	California
E.W. Blanch Capital Risk Solutions Inc.	Delaware
E.W. Blanch Insurance Services Inc.	Delaware
E.W. Blanch International Inc.	Delaware
E.W. Blanch International Holdings LLC	Delaware
FFG Insurance Company	Texas
Financial & Professional Risk Solutions Insurance Agency, Inc.	California
Financial & Professional Risk Solutions, Inc.	Illinois
Gateway Alternatives, L.L.C.	Delaware
Global Insurance Strategies, LLC	Delaware
Grant Park Capital, LLC	Delaware
Hogg Robinson North America, Inc.	Delaware
Holdco #1, Inc.	Delaware
Holdco #2, Inc.	Delaware
Huntington T. Block Insurance Agency, Inc.	District of Columbia
Impact Forecasting, L.L.C.	Illinois
InsGroup Services Company	Colorado
International Accident Facilities Inc.	Massachusetts
International Accident Facilities of Texas Inc.	Texas
International Claims Administrators Inc.	Kansas
International Risk Management (Americas), Inc.	Ohio
International Space Brokers, Inc.	Virginia
IRM/GRC Holding Inc.	Delaware
Johnson Rooney Welch, Inc.	California

K & K Insurance Group of Florida, Inc.	Florida
K & K Insurance Group, Inc.	Indiana
K2 Technologies Inc.	California
McLagan Partners Asia, Inc.	Delaware
McLagan Partners, Inc.	Delaware
Membership Leasing Trust	Delaware
Minet Holdings Inc.	New York
Minet Re North America, Inc.	Georgia
Muirfield Underwriters, Ltd.	Delaware
Paladin Reinsurance Corporation	New York
Paragon Asset Recovery Services Inc.	Pennsylvania
Paragon Strategic Solutions Inc.	Delaware
PoliSeek AIS Insurance Solutions, Inc.	Illinois
Prairie State Underwriting Managers, L.L.C.	Illinois
Premier Auto Finance, Inc.	Delaware
Private Equity Partnership Structures I, LLC	Delaware
Redwoods Dental Underwriters, Inc.	North Carolina
Risk Laboratories, LLC	Georgia
Safetylogic.com, Inc.	Oregon
Schirmer Engineering Corporation	Delaware
Schirmer Engineering of Illinois P.C.	Illinois
SINSER Management Services (Vermont), Inc.	Vermont
SLE Worldwide, Inc.	Delaware
Specialty Benefits, Inc.	Indiana
Stenhouse Marketing Services Inc.	Delaware
T.J.E Management, LLC	Minnesota
Trans Caribbean Insurance Services, Inc.	U.S. Virgin Islands
Underwriters Marine Services, Inc.	Louisiana
Unisure Inc.	Delaware
Valley Oak Systems, Inc.	California
VSC SPE, LLC	Delaware
Wexford Underwriting Managers, Inc.	Delaware
William Gallagher Associates of California, Inc.	California
William Gallagher Associates of New Jersey, Inc.	New Jersey
Worldwide Integrated Services Company	Texas

COMPANY NAME	COUNTRY

Aon Assist Argentina SA	Argentina
Aon Consulting Argentina SA	Argentina
Aon Risk Services Argentina SA	Argentina
Asevasa Argentina S.A.	Argentina
Benfield Argentina SA	Argentina
Marinaro Dundas SA	Argentina
SN Re SA (Brichetto Sudamericana)	Argentina
Swire Blanch MSTC SA	Argentina
Swire Blanch MSTC II SA	Argentina
J.S. Johnson & Company (Turks & Caicos) Ltd	Bahamas
J.S. Johnson & Company Ltd	Bahamas
Aon Insurance Managers (Barbados) Ltd.	Barbados
Anchor Reinsurance Company Ltd.	Bermuda
Anchor Underwriting Managers Ltd.	Bermuda
Aon (Bermuda) Ltd.	Bermuda
Aon Benfield Group Limited	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd	Bermuda
Benfield (Bermuda) Limited	Bermuda
Benfield Group Limited (Bermuda)	Bermuda
Benfield Investment Holdings Limited	Bermuda
Benfield Juniperus Holdings Limited	Bermuda
International Risk Management Group Ltd	Bermuda
NRC Reinsurance Company Ltd.	Bermuda
Professional & General Insurance Company (Bermuda) Ltd	Bermuda
White Rock Insurance (Americas) Ltd.	Bermuda
Aon Bolivia SA Corredores de Seguros	Bolivia
Aon Consulting Bolivia S.R.L.	Bolivia
Aon Re Bolivia SA Correadores de Reaseguros	Bolivia
Aon Affinity do Brasil Servicos e Corretora de Seguros S/C Ltda	Brazil
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda	Brazil
Aon Holdings Corretores de Seguros Ltda	Brazil
Aon Re Brasil Corretora de Resseguros Ltda	Brazil
Benfield do Brasil Ltda	Brazil
Anthony & Associates Inc.	Canada
Aon Finance N.S. 1, ULC	Canada
Aon Canada Inc.	Canada
Aon Reed Stenhouse Inc.	Canada
Aon Parizeau Inc.	Canada
Aon Risk Services Canada Inc.	Canada
Risk Management Consultants of Canada Ltd.	Canada
Aon Consulting Inc.	Canada
Groupe-Conseil Aon Inc.	Canada
Aon Direct Group Inc.	Canada
Aon Wealth Management Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada
Aon Re Canada ULC	Canada
Aon Risconcept Inc.	Canada
Benfield Canada Limited	Canada
Benfield Corporate Risk Canada Limited	Canada
Benfield Greig Canadian Holdings Limited	Canada
Cananwill Canada Limited	Canada
Minet Inc.	Canada
K&K Insurance Brokers, Inc. Canada	Canada
Alexander & Alexander Services Canada Inc.	Canada
Schirmer Engineering Corporation	Canada
Aon Canada Intermediaries	Canada
Aon Canada Holdings N.S. ULC	Canada
Aon Finance N.S. 2, ULC	Canada
Aon Finance Canada 3 Corporation	Canada
Aon Finance N.S. 3, ULC	Canada
Aon Finance Canada 4 Corporation	Canada

COMPANY NAME	COUNTRY

Aon Finance N.S. 4, ULC	Canada
Aon Finance N.S. 5, ULC	Canada
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Risk Services (Cayman) Ltd.	Cayman Islands
Imperial Investment Company	Cayman Islands
Aon Andueza Sedgwick Nikols Corredores de Seguros SA	Chile
Aon Consulting Chile Limitada	Chile
Aon Re (Chile) Corredores de Reaseguros SA	Chile
Aon Risk Services (Chile) SA	Chile
Aon Risk Services Holdings (Chile ) Ltda	Chile
Asesores TL Ltda	Chile
Benfield Corredores de Reaseguro Ltda	Chile
Benfield Re SA	Chile
Excess Corredores de Reaseguros SA	Chile
Inmobiliara MSTC Benfield Dos SA	Chile
Inversiones Benfield Chile Ltda	Chile
LT Benfield SA	Chile
MSTC Benfield Corredores de Seguros Ltda	Chile
Aon Corporate Advisors Ltda	Colombia
Aon Re Columbia Ltda Corredores de Reaseguros	Colombia
Aon Risk Services Colombia SA Corredores de Seguros	Colombia
Benfield Colombia	Colombia
Tecsefin SA	Colombia
Aon Group Ecuador SA Intermediaria de Reaseguros	Ecuador
Aon Risk Services Ecuador SA	Ecuador
AIB Grenada Ltd	Grenada
International Insurance Brokers Ltd.	Jamaica
Aon Mexico Business Support SA de CV	Mexico
Aon Re Mexico Intermediario de Reaseguros SA de CV	Mexico
Aon Risk Services Agentes de Seguros y de Fianzas SA de CV	Mexico
Benfield Mexico Intermediario de Reaseguro S.A. de C.V.	Mexico
Aon (Panama) Ltd. SA	Panama
Aon Broking Services SA	Panama
Aon Insurance Managers (Panama) SA	Panama
Aon Re Panama SA	Panama
Asevasa Panama, S.A.	Panama
Frank B. Hall Re (Latin America) Inc.	Panama
Tecsefin Centroamerica SA	Panama
Tecsefin Guatamala	Panama
Tecsefin Salvador	Panama
Alarescu & B.I. Davis Asesores y Corredores de Seguros SA	Peru
Alexander Howden del Peru SA Reinsurance Brokers	Peru
Aon Re Peru Corredores Reaseguros SA	Peru
Gil y Carvajal Iberoamerico SA	Peru
Aon Risk Services of Puerto Rico	Puerto Rico
Benfield Puerto Rico Inc.	Puerto Rico
JH Minet Puerto Rico Inc.	Puerto Rico
Asesores y Corredores de Seguros SA	Rep. Dominica
AIB St Lucia Ltd	St. Lucia
Agostini Insurance Brokers Ltd	Trinidad

COMPANY NAME	COUNTRY

AIB Insurances Ltd	Trinidad
AIB Services Ltd	Trinidad
Aon Energy Caribbean Ltd.	Trinidad
R&M Reinsurance Intermediaries Ltd.	Trinidad
J.S. Johnson & Company (Turks & Caicos) Ltd.	Turks & Caicos
Aon Re LatinAmerica SA	Uruguay
JFS (Sudamerica) SA	Uruguay
Marinaro Dundas SA	Uruguay
Administradora Aon CA	Venezuela
Aon Group Venezuela Corretaje de Reaseguros CA	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros CA	Venezuela
Alexander Howden Group (Australia) Ltd	Australia
Alexander Howden Reinsurance Brokers Pty Ltd	Australia
Aon Charitable Foundation Ltd.	Australia
Aon CMT Nominees Pty Ltd.	Australia
Aon Consulting Pty Ltd.	Australia
Aon Corporation Australia Ltd.	Australia
Aon Financial Planning & Protection Ltd.	Australia
Aon Holdings Australia Pty Limited	Australia
Aon Re Australia Ltd.	Australia
Aon Risk Services Australia Ltd.	Australia
Aon Services Pty Ltd.	Australia
Aon Superannuation Pty Ltd.	Australia
Aon Wealth Management Ltd.	Australia
Bain Hogg Australia Holdings Ltd	Australia
Bain Hogg Australia Investments Pty Ltd.	Australia
Benfield (Australia) Pty Limited	Australia
Cananwill Australia Pty Ltd.	Australia
EW Blanch Pty Limited	Australia
Freeman McMurrick Pty Ltd.	Australia
Harbour Pacific Holdings Pty Ltd	Australia
Harbour Pacific Underwriting Management Pty Ltd	Australia
HIA Insurance Services Pty Ltd.	Australia
Aon Market Services Pty Ltd	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
ACN 002544569 Pty Ltd	Australia
ACN 078024683 Pty Ltd	Australia
Airs Re Pty Limited	Australia
Aon-Cofco Insurance Brokers Co. Ltd.	China
Aon Asia Pacific Consulting (Shanghai) Co., Ltd.	China
Aon Consulting Shenzhen Ltd.	China
Aon (Fiji) Ltd.	Fiji
Aon Insurance Micronesia (Guam) Inc	Guam
ACP Insurance Brokers Ltd.	Hong Kong
Alexander & Alexander (Hong Kong) Holdings Ltd.	Hong Kong
Alexander Lippo (Hong Kong) Ltd.	Hong Kong
Aon (CR) Insurance Agencies Co. Ltd.	Hong Kong
Aon (e-Commerce) Insurance Agencies Ltd.	Hong Kong
Aon Agencies Hong Kong Ltd.	Hong Kong
Aon Asia Ltd.	Hong Kong
Aon Chevalier Risk Management Ltd.	Hong Kong
Aon Claims Services Hong Kong Ltd.	Hong Kong
Aon Consulting Hong Kong Ltd.	Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Ltd.	Hong Kong
Aon Asia Pacific Limited	Hong Kong
Aon Hong Kong Ltd.	Hong Kong
Aon Insurance Agencies (HK) Ltd	Hong Kong
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Managers Hong Kong Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Ltd.	Hong Kong
Aon Life Insurance Agencies (HK) Limited	Hong Kong
Aon Private Clients Hong Kong Ltd.	Hong Kong
Aon Re China Ltd.	Hong Kong
Aon Services Hong Kong Limited	Hong Kong

COMPANY NAME	COUNTRY

Aon Underwriting Agencies (Hong Kong) Ltd.	Hong Kong
Benfield, Lovick & Rees (Hong Kong) Ltd.	Hong Kong
Contingency Insurance Brokers Ltd.	Hong Kong
Essar Insurance Services Ltd.	Hong Kong
EW Blanch Limited	Hong Kong
Inchcape Insurance Brokers (HK) Ltd	Hong Kong
Inchcape Insurance Holdings (HK) Ltd	Hong Kong
Minet Hong Kong Ltd.	Hong Kong
Aon Global Insurance Brokers (Pte) Ltd.	India
Aon Global Risk Management Services	India
PT Aon Indonesia	Indonesia
PT Aon Reinsurance Brokers Indonesia	Indonesia
Aon Affinity Agency Ltd.	Japan
Aon Affinity Japan Ltd.	Japan
Aon Consulting Japan Ltd.	Japan
Aon Holdings Japan Ltd.	Japan
Aon Re Japan Ltd.	Japan
Aon Japan Ltd.	Japan
Aon Risk Specialist Ltd.	Japan
Benfield Japan Co. Ltd.	Japan
Aon Korea Inc.	Korea
Benfield Korea Limited	Korea
Aon Natural Resources Asia Ltd.	Labuan
Aon Insurance Agencies (Macau) Ltd.	Macau
Aon Holdings Malaysia Sdn Bhd	Malaysia
Aon Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
Benfield Malaysia Limited	Malaysia
HHL Reinsurance Services Sdn Bhd	Malaysia
Malaysian Medical Indemnity Sdn Bhd	Malaysia
Agricultural Risk Management (Pacific) Ltd	New Zealand
Aon Holdings New Zealand Ltd.	New Zealand
Aon New Zealand Group	New Zealand
Aon New Zealand Ltd.	New Zealand
Benfield (New Zealand) Limited	New Zealand
Superannuation Management Nominees Ltd.	New Zealand
Aon Insurance Brokers (Pvt) Ltd.	Pakistan
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Burnie Enterprises Ltd.	PNG
Aon Consulting (PNG) Ltd.	PNG
Aon Risk Services (PNG) Ltd.	PNG
Aon Insurance Micronesia (Saipan) Inc	Saipan
Alexander & Alexander Asia Holdings Pte. Ltd.	Singapore
Alexander Howden Far East Pte. Ltd.	Singapore
Alexander Howden Group (Asia) Pte. Ltd.	Singapore
Aon Consulting (Singapore) Pte. Ltd.	Singapore
Aon Insurance Agencies Pte. Ltd.	Singapore
Aon Re Asia Pte Ltd.	Singapore
Aon Singapore Pte. Ltd.	Singapore
Hudig Langeveldt Pte Ltd.	Singapore
Le Blanc de Nicolay (Asia) International Pte Ltd.	Singapore
Minet Singapore Pte. Ltd.	Singapore
Stenhouse (South East Asia) Pte. Ltd.	Singapore
Aon Risk Management Services, Inc.	Taiwan
Aon Taiwan Ltd.	Taiwan
HHL (Taiwan) Ltd.	Taiwan
Minet Taiwan Ltd	Taiwan
Aon Insurance Agency (General) Taiwan Ltd.	Taiwan
Aon Consulting (Thailand) Ltd.	Thailand
Aon Group (Thailand) Ltd.	Thailand
Aon Re (Thailand) Ltd.	Thailand
Aon Risk Services (Thailand) Ltd.	Thailand
Aon (Thailand) Ltd.	Thailand
Aon (Vanuatu) Ltd.	Vanuatu
Aon Vietnam Limited	Vietnam
Aon Angola Corretores de Seguros Limitada	Angola

COMPANY NAME	COUNTRY

Aon Holdings Austria GmbH	Austria
Aon Jauch & Hubener Employee Benefit Consulting Ges.mbH	Austria
Aon Jauch & Hubener GmbH	Austria
Aon Ruckversicherungsmakler Ges.mbH	Austria
ASTA Versicherungsburo Dr.Jur. F. Nitsche Beratungen und Vermittlungen GmbH	Austria
Versicherungsboro Panczelos Gesellschaft mbH & Co	Austria
Versicherungsmaklerburo Hans Windisch-Graetz GmbH	Austria
Winfried Bonn Versicherungsberatungs- und Vermitlungs GmbH	Austria
Aon Azeri Insurance & Reinsurance Brokers Company	Azerbaijan
Nicholson Leslie Investments Azeri	Azerbaijan
Aon Re Middle East WLL	Bahrain
Agenion NV/SA	Belgium
Aon Belgium NV	Belgium
Aon Consulting Belgium SA	Belgium
Aon Re Belgium NV	Belgium
Compagnie Franco-Belge d’Investissement et de Placements	Belgium
Crion NV	Belgium
Probabilitas NV/SA	Belgium
Aon Botswana (Pty) Ltd.	Botswana
Aon Holdings Botswana (Pty) Ltd.	Botswana
Aon Risk Management (Pty) Ltd.	Botswana
Associated Fund Administrators Botswana (Pty) Ltd.	Botswana
Vassal Properties (Pty) Ltd.	Botswana
Aon Bulgaria EOOD	Bulgaria
Aon Insurance Brokerage and Risk Management Ltd.	Croatia
Aon Stach Ceska republika spol sro	Czech Rep.
Benfield Praha a.s.	Czech Rep.
Stach & IP as	Czech Rep.
Stach Pojistovaci Management sro	Czech Rep.
Aon Denmark A/S	Denmark
Aon Denmark Insurance Services A/S	Denmark
Aon Private Consulting A/S	Denmark
AS Aon Eesti Kindlustusmaakler	Estonia
Riskikonsultatsioonid OÜ	Estonia
Aon Finland Oy	Finland
Aon Monia Oy	Finland
Accuracy SAS	France
Aon France	France
Aon Holdings France SNC	France
Benfield Greig SNC	France
Benfield Paris SA	France
Aon Finance France SA	France
International Space Brokers	France
JK & Associes SA	France
Societe Centrale de Courtage d’Assurances (SOCECA)	France
Aon Georgia Insurance & Reinsurance Brokers & Consultants LLC	Georgia
AIV Karl Alt GmbH	Germany
Aon Credit International Insurance Broker GmbH	Germany
Aon Jauch & Hubener Consulting GmbH	Germany
Aon Jauch & Hubener GmbH	Germany
Aon Jauch & Hubener Holdings GmbH	Germany
Aon Jauch & Hubener Privates Vorsorgemanagement GmbH	Germany
Aon Risiko & Versicherungsberatung GmbH	Germany
Aon Wolff & Mueller GmbH	Germany
AV Agrar Versicherungsmakler GmbH	Germany
Benfield Munchen GmBH	Germany
Carstens & Schues GmbH	Germany
CIA Deutschland Gmbh	Germany
Hamburger Gesellschaft zur Forderung des Verssicherungswesens mbH	Germany
Industrieschutz Insurance Brokers GmbH	Germany
J&H Beteilgungs GmbH	Germany
J&H Beteilgungsmanagement KG & CoKG	Germany
PRORuCK Ruckversicherungs AG	Germany
PROXX Aktiengesellschaft	Germany

COMPANY NAME	COUNTRY

UNIT GmbH	Germany
UNIT Versicherungsmakler GmbH & Co. KG	Germany
UNITA Unternehmensberatung GmbH	Germany
Wacus Delkredere Management GmbH	Germany
Westdeutsches Versicherungskontor Bruno Gervais GmbH	Germany
Aon Hellas SA Insurance Consulting Services	Greece
Aon Hellas EPE	Greece
Aon Turner Reinsurance Services SA	Greece
Aon Credit Magyarorszag Kft	Hungary
Aon Magyarorszag Alkusz Kft	Hungary
Aon Tanacsado es Penztarszolgaltao Reszventytarsas	Hungary
Aon Credit International Insurance Broker GmbH	Hungary
Aon Iceland ehf	Iceland
Alexander & Alexander Ireland Ltd	Ireland
Alexander Coyle Hamilton Ltd.	Ireland
Aon Beech Hill Ltd	Ireland
Aon Beech Hill Pension Trustees Ltd	Ireland
Aon Commercial Services and Operations Limited	Ireland
Aon Investments Holdings Ireland Limited	Ireland
Aon MacDonagh Boland Group Ltd	Ireland
Aon Risk Services (Ireland) Ltd	Ireland
Barrett, Heggarty, Moloney Ltd	Ireland
Finance and Pension Solutions Ltd	Ireland
J H Minet (Insurance) Ltd	Ireland
Kininmonth Ltd	Ireland
Lowndes Lambert Insurance Ltd	Ireland
MacDonagh Boland Crotty MacRedmond Ltd	Ireland
MacDonagh Boland Cullen Duggan Ltd	Ireland
MacDonagh Boland Foley Woollam Ltd	Ireland
Private Client Trustees Ltd.	Ireland
Redmond Insurances Ltd	Ireland
Redmond Life & Pensions Ltd.	Ireland
SINSER (Ireland) Ltd.	Ireland
Sumner & McMillen (Ireland) Ltd	Ireland
Toal Holdings Ltd	Ireland
Toal Insurances Ltd	Ireland
Toal Life & Pension Ltd	Ireland
Aon McMillen Ltd	Ireland (Northern)
A.C. Re Brokers (1999) Ltd	Israel
Aminim International Underwriters of Insurance Agencies (1990) Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
Aon Holdings Israel Ltd.	Israel
Aon Re Special Risks (Israel) Ltd	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
Kamor Insurance Agency (2003) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd	Israel
Traklin Insurance Brokers (1997) Ltd.	Israel
ALPI Marittime Insurance Brokers Srl	Italy
Accuracy Srl	Italy
Aon Intermediazioni Assicurative S.p.A.	Italy
Aon Italia SpA	Italy
Aon Nikols Adriatica Srl	Italy
Aon Nikols Torino Srl	Italy
Aon Personal Line Srl	Italy
Aon Re Italia Spa	Italy
Aon Re Trust Broker S.R.L.	Italy
Aon Risk Management and Consulting	Italy
Aon SpA Insurance & Reinsurance Brokers	Italy
Aon Trieste Srl	Italy
Assidea & Antares Srl	Italy
Assidea & Delta Srl	Italy
BP S.R.L.	Italy
Cambiaso Risso & C. (Savona) Srl	Italy
Cambiasso Risso & C. (Insurance Brokers) Srl	Italy

COMPANY NAME	COUNTRY

Canapone Srl	Italy
CB Broker Srl	Italy
CR Auto & Persone Srl	Italy
CR Energy	Italy
CR Marine Srl	Italy
CRS Insurance Brokers Srl	Italy
De Spirt Marine Insurance Brokers Srl	Italy
Gava Broker Srl	Italy
IDR Milan (Ingegneria del Rischio Srl)	Italy
Ignazio Esposito de Raffaele Srl	Italy
Lenzi Broker Assicuraz Srl	Italy
Orseolo Assecurazioni Srl	Italy
PL Ferrari & Co. Srl	Italy
Praesidium SpA	Italy
Secinaro & Partners Srl	Italy
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Consulting Ltd.	Kenya
Aon Minet Insurance Brokers Ltd.	Kenya
Minken Properties Ltd.	Kenya
Aon Latvia Sia	Latvia
Aon Consulting Lesotho (Pty) Ltd.	Lesotho
Aon Lesotho (Pty) Ltd.	Lesotho
Aon Insurance Managers (Liechtenstein) Ltd.	Liechtenstein
UADBB Aon Lietuva	Lithuania
ACSG (Europe) SA	Luxembourg
Aon Insurance Managers (Luxembourg) SA	Luxembourg
Aon Luxembourg SA	Luxembourg
Aon Risk Services (Europe) SA	Luxembourg
Auscomar SA	Luxembourg
Aon Global Risk Consulting Luxembourg Sarl	Luxembourg
RISSA	Luxembourg
SINSER (Luxembourg) Ltd.	Luxembourg
White Rock Reinsurance SA	Luxembourg
Aon Re Canada Holdings SARL	Luxembourg
Aon Malawi Ltd.	Malawi
Aon Mauritius Holdings Ltd.	Mauritius
SMATIM sam (PL Ferrari)	Monaco
Aon Acore Sarl	Morocco
Casablanca Mediation Company Sarl	Morocco
Aon Mocambique - Corretores de Seguros Ltd.	Mozambique
Aon Antillen NV	Neth. Antilles
Aon Aruba NV	Neth. Antilles
Aon Captive Services Antilles NV	Neth. Antilles
Aon Captive Services Aruba NV	Neth. Antilles
Aon Holdings Antillen NV	Neth. Antilles
Aon Insurance Managers (Antillen) NV	Neth. Antilles
Alexander & Alexander BV	Netherlands
Alexander & Alexander Holding BV	Netherlands
Aon 2008 B.V.	Netherlands
Aon Africa BV	Netherlands
Aon Americas Holdings BV	Netherlands
Aon Asia Insurance Services BV	Netherlands
Aon CANZ Holdings B.V.	Netherlands
Aon Captive Services (Nederland) BV	Netherlands
Aon Consulting Nederland CV	Netherlands
Aon Fiduciary Cash Management BV	Netherlands
Aon Groep Nederland BV	Netherlands
Aon Group International BV	Netherlands
Aon Holdings BV	Netherlands
Aon Holdings International BV	Netherlands
Aon Hudig-Schreinemacher vof	Netherlands
Aon Makelaars in Assurantien BV	Netherlands
Aon Nederland CV	Netherlands
Aon Corporation EMEA B.V.	Netherlands

COMPANY NAME	COUNTRY

Aon Nikols Chile BV	Netherlands
Aon Nikols Latin America BV	Netherlands
Aon Participations BV	Netherlands
Aon Re Netherlands CV	Netherlands
Aon Restructuring B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Southern Europe BV	Netherlands
Aon Verzuim Management BV	Netherlands
Asharo BV	Netherlands
Assurantie Advies Nederland BV	Netherlands
Assurantie Groep Langeveldt CV	Netherlands
Australian Restructuring 2001 CV	Netherlands
B.H. Insurance Holdings B.V	Netherlands
Bekouw Mendes CV	Netherlands
Beursstraat 1A BV	Netherlands
Bloemers & Co. Herverzekering BV	Netherlands
Blom van der Aa Holding BV	Netherlands
Bonnikeplein 18-22 BV	Netherlands
BV Algemeen Assurantiekantoor Schreinemacher	Netherlands
B.V. Assurantiekantoor Langeveldt Schroder	Netherlands
Catz & Lips BV	Netherlands
Celinvest Amsterdam BV	Netherlands
Consultas NV	Netherlands
COT Instituut voor Veiligheids-en Crisismanagement B.V.	Netherlands
CV ’t Huys ter Merwe	Netherlands
D. Hudig & Co. BV	Netherlands
De Admiraal BV	Netherlands
Dorhout Mees Assurantien BV	Netherlands
Elektrorisk Beheer BV	Netherlands
EW Blanch BV	Netherlands
Firma A.J. Driessen CV	Netherlands
Heerkens Thijsen & Co. BV	Netherlands
Heerkens Thijsen Caviet vof	Netherlands
Heerkens Thijsen Groep BV	Netherlands
Hudig-Langeveldt (Pensioenbureau) BV	Netherlands
Hudig-Langeveldt (Reinsurance) BV	Netherlands
Hudig-Langeveldt Makelaardij in Assurantien BV	Netherlands
Jacobs & Brom BV	Netherlands
Kerkenbos 1061 BV	Netherlands
Laan van de Vrede 1 BV	Netherlands
Langeveldt de Vos BV	Netherlands
Langeveldt Groep BV	Netherlands
Moes & Caviet Last BV	Netherlands
NV Verzekering Maatschappij van 1890	Netherlands
Paalbergweg 2-4 B.V.	Netherlands
Ruud van der Pol BV	Netherlands
Schogt Scholte & Co. BV	Netherlands
VVG Verzekerd Vastgoed Holding BV	Netherlands
Wilhelminapark 1 BV	Netherlands
Hogg Robinson Nigeria	Nigeria
Medexia Ltd	Nigeria
Aon Grieg AS	Norway
Minet AS	Norway
Norwegian Insurance Partners AS	Norway
Parisco AS	Norway
Aon Majan LLC	Oman
Aon Affinity sp zoo	Poland
Aon Polska sp zoo	Poland
Carstens & Schues Poland Ltd.	Poland
Aon Portugal - Corretores de Seguros SA	Portugal
Aon Portugal Consultores Lda	Portugal
Aon Re Bertoldi Corretagem de Resseguros SA	Portugal
Nikols Portugal Mediacao de Seguros Lda	Portugal
Aon Motor - Gestao, Compra e Venda e Manutencao de Automoveis Lda	Portugal
Aon Quatar LLC	Quatar

COMPANY NAME	COUNTRY

Aon Romania Broker de Asigurare - re asigurare SRL	Romania
Aon Shared Services Eastern Europe SRL	Romania
Business Risk Consultants (Brisk) SRL	Romania
Aon Rus Insurance Brokers LLC	Russia
Vendome International Vostok Sarl	Russia
ZAO Aon Insurance Brokers	Russia
Aon Saudi Arabia E.C	Saudi Arabia
Aon RM Posredovanje doo	Serbia & M.
Aon Slovensko spol sro	Slovakia
Benfield Bratislava s.r.o.	Slovakia
Jauch & Hubener spol sro	Slovakia
Stach & KB as	Slovakia
Aon Consulting South Africa (Pty) Ltd.	South Africa
Aon Re Africa (Pty) Ltd.	South Africa
Aon Risk Services (Pty) Ltd.	South Africa
Aon South Africa (Pty) Ltd.	South Africa
Benfield (South Africa) (Pty) Limited	South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd.	South Africa
QED Actuaries & Consultants	South Africa
Alternative Indemnity Markets SA	Spain
Aon Accuracy SA	Spain
Aon Direct Group Espana SL	Spain
Aon Gil y Carvajal Consulting SA	Spain
Aon Gil y Carvajal Correduria de Seguros SA	Spain
Aon Gil y Carvajal Flotas SA	Spain
Aon Holdings Sub-Sahara Africa (Pty) Ltd.	Spain
Aon Re Iberia, Correduria de Reaseguros SA	Spain
Aon Southern Europe y Cia SC	Spain
Asevasa Asesoramiento y Valoraciones SA	Spain
Benfield Iberica SA	Spain
Consultoria de Vida y Pensiones SA	Spain
Control de Riesgos SA	Spain
Correduria de Seguros Lavani SL	Spain
Global y Control Services SA	Spain
Hacecor Tecnica SA	Spain
Mantenimiento Gestion de Renting y Administration de Flotas SA	Spain
Swaziland Insurance Brokers (Pty) Ltd.	Swaziland
Swaziland Construction Insurance Brokers (Pty) Ltd.	Swaziland
Swaziland Corporate Risk Management (Pty) Ltd.	Swaziland
AIM Sweden AB	Sweden
Aon Sweden AB	Sweden
FörsäkringsUtveckling A&S	Sweden
SINSER Holding AB	Sweden
Anglo-Swiss Reinsurance Brokers Ltd	Switzerland
Aon (Schweiz) AG	Switzerland
Aon Chuard Consulting AG	Switzerland
Aon Re Switzerland	Switzerland
Aon Tanzania Ltd.	Tanzania
So.car.gest SA	Tunisia
Aon Sigorta ve Reasuran Brokerligi ve Danismanlik AS	Turkey
NC Sigorta ve Reasurans Brokerlioi AS	Turkey
Aon Gulf LLC	UAE
Aon Middle East	UAE
Aon Uganda Ltd.	Uganda
Aon Ukraine LLC	Ukraine
Aon Zambia Ltd	Zambia
Aon Consulting (Pvt) Ltd.	Zimbabwe
Aon Zimbabwe (Private) Ltd	Zimbabwe
Minerva Holdings (Private) Ltd	Zimbabwe
Andes Global Ltd.	BVI
Aon Group Limited	BVI
SINSER (Gibraltar) Ltd.	Gibraltar
Alexander & Alexander (CI) Ltd	Guernsey
Aon Services (Guernsey) Ltd	Guernsey

COMPANY NAME	COUNTRY

Artemis Securities Ltd.	Guernsey
Leslie & Godwin (CI) Ltd.	Guernsey
Minet Benefit Services International Ltd	Guernsey
Minet Holdings Guernsey Ltd	Guernsey
SINSER (Guernsey) Limited	Guernsey
Aon (Isle of Man) Ltd	Isle of Man
Caledonian Management Ltd.	Isle of Man
SINSER (Isle of Man) Ltd.	Isle of Man
SINSER Services Ltd.	Isle of Man
IRISC (Jersey) Ltd.	Jersey
Agricultural Risk Management Ltd	UK
Aircrew Underwriting Agencies Ltd	UK
Alexander & Alexander Europe Ltd	UK
Alexander & Alexander Services UK Ltd	UK
Alexander Clay	UK
Alexander Howden Holdings Ltd	UK
Alexander Stenhouse & Partners Ltd	UK
Alexander Stenhouse Ltd	UK
Aon 05 Ltd	UK
Aon 2007 Limited	UK
Aon Adjudication Services Ltd	UK
Aon Alexander & Alexander U.K. Pension Trustees Ltd	UK
Aon Benfield Holdings Limited	UK
Aon Capital Markets Ltd	UK
Aon Consulting Financial Services Ltd	UK
Aon Consulting Group Ltd	UK
Aon Consulting Ltd	UK
Aon Finance Ltd	UK
Aon Fiscal Representatives Limited	UK
Aon Forfaiting Ltd	UK
Aon Global Risk Consultants Ltd	UK
Aon Holdings UK	UK
Aon India Ltd	UK
Aon Limited	UK
Aon No 1 Ltd	UK
Aon Overseas Holdings Ltd	UK
Aon Pension Trustees Ltd	UK
Aon Premium Finance Ltd.	UK
Aon Re Special Risks Ltd	UK
Aon Risk Services Holdings UK Ltd	UK
Aon Risk Services UK Ltd	UK
Aon Services Group Ltd	UK
Aon SIPP Trustees Ltd	UK
Aon Trust Corporation Ltd	UK
Aon UK Group Ltd	UK
Aon UK Holdings Intermediaries Ltd	UK
Aon UK Ltd	UK
Aon UK Trustees Ltd	UK
AV-VACS Security and Homecare Systems Ltd	UK
Bain Clarkson Ltd	UK
Bain Hogg Group Ltd	UK
Bain Hogg Holdings Ltd	UK
Bain Hogg International Holdings Ltd	UK
Bain Hogg International Ltd	UK
Bain Hogg Management Ltd	UK
Bankassure Insurance Services Ltd	UK
Benfield Advisory Holdings Limited	UK
Benfield Advisory Limited	UK
Benfield Advisory Pte Limited	UK
Benfield Asia Pte. Limited	UK
Benfield Capital Limited	UK
Benfield Corporate Risk Limited	UK
Benfield Delta Limited	UK
Benfield Finance Limited	UK
Benfield Greig EBT (Guernsey) Ltd	UK

COMPANY NAME	COUNTRY

Benfield Greig Holdings Limited	UK
Benfield Greig Limited	UK
Benfield Group Limited	UK
Benfield Holdings Limited	UK
Benfield International Limited	UK
Benfield Limited	UK
Burlington Insurance Services Ltd	UK
C.A.D Consultants Ltd	UK
Cab-Line Insurance Services Ltd.	UK
Cananwill Europe Ltd	UK
CATIXL Ltd.	UK
Clear-A-Debt Ltd	UK
Codiac Ltd	UK
CoSec 2000 Ltd	UK
Crawley Warren Group Limited	UK
Cutlers Investments	UK
Doveland Services Limited	UK
EW Blanch Holdings Limited	UK
EW Blanch Investments Limited	UK
EW Blanch Limited	UK
EWB Consulting Holdings Limited	UK
EWB Employee Benefits Limited	UK
EWB International Holdings Limited	UK
Firebond Limited	UK
Firebond.com Limited	UK
Footman James & Company Ltd.	UK
Footman James Management Ltd.	UK
Footman James Services Ltd.	UK
Footman James UK Limited	UK
Gardner Mountain & Capel-Cure Agencies Ltd	UK
Gil y Carvajal Ltd	UK
Greig Fester Group Limited	UK
Greig Fester Investment Holdings Limited	UK
Greig Fester (Properties) Limited	UK
Halford, Shead & Co. Ltd	UK
Hogg Group Ltd	UK
Hogg Group Overseas Ltd	UK
Hydrocarbon Risk Consultants Ltd	UK
International Aviation Brokers Limited	UK
International Space Brokers Europe Limited	UK
International Space Brokers Limited	UK
IRISC Claims Management Ltd	UK
IRMG (UK) Holdings Ltd	UK
J H Minet Reinsurance Services Ltd	UK
Jenner Fenton Slade Group Ltd	UK
Jenner Fenton Slade Ltd	UK
Jenner Fenton Slade Reinsurance Services Ltd	UK
Leslie & Godwin (UK) Ltd	UK
Leslie & Godwin Group Ltd	UK
Leslie & Godwin Investments Ltd	UK
Leslie & Godwin Ltd	UK
Macey Williams Ltd	UK
McLagen (Aon) Limited	UK
MedRisk International Limited	UK
Minet Consultancy Services Ltd	UK
Minet Employees’ Trust Company Ltd	UK
Minet Group	UK
Minet Group Holdings	UK
Minet Ltd	UK
Motorclip Limited	UK
Netherlands Construction Insurance Services Ltd	UK
Nicholson Chamberlain Colls Group Ltd	UK
Nicholson Leslie Investments Ltd	UK
Nicholson Leslie Ltd	UK
Nicholson Leslie Property Ltd	UK

COMPANY NAME	COUNTRY

Powermile Limited	UK
Premier Bike Insurance Services Ltd.	UK
Rollins Hudig Hall (Nederland) Ltd	UK
SLE Worldwide Ltd	UK
Special Risk Services Underwriting Agency Ltd	UK
Speciality Investment 004 Ltd	UK
Spicafab Limited	UK
Staffcare Limited	UK
Supercover Holdings Limited	UK
Supercover Limited	UK
The Alexander Consulting Group Ltd	UK
The Bike Broker Ltd.	UK
UA Combined Investment Company Ltd	UK
Waterfall Investments Ltd.	UK
Xchanging Broking Services Ltd	UK
Z/Yen Limited	UK